EXHIBIT 32.1

CERTIFICATION PURSUANT TO
13 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of WiFiMed Holdings Company, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey Simon, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 13 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 19, 2006

/s/ Jeffrey Simon
Jeffrey Simon
Chief Executive Officer and Principal Financial Officer